Exhibit 10.5

FIFTH AMENDMENT TO THE BANK CREDIT BILL No. 307.001.181, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., EM 31/10/2012, IN FAVOR OF BANCO DO BRASIL S.A., IN THE ORIGINAL VALUE OF BRL 400,000,000.00 (FOUR HUNDRED MILLION BRAZILIAN REAIS).
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PREAMBLE:
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ISSUER - NEXTEL TELECOMUNICAÇÕES LTDA., limited liability company, headquartered at Av. das Nações Unidas, 14.171, 27º andar, Condomínio Rochavera Corporate Towers, Crystal Tower, Vila Gertrudes, CEP 04794-000, city of São Paulo, State of São Paulo, enrolled with CNPJ/MF [Ministry of Finance’s Corporate Taxpayer Registry] under No. 66.970.229/0001-67, hereby represented by the Messrs. signed and qualified below.
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CREDITOR - BANCO DO BRASIL S.A., mixed capital company, headquartered in Brasília, Federal Capital, at SAUN Qd 5 lt B - Torre I - Ed.BB - 70.040-912, enrolled with CNPJ under No. 00.000.000/0001-91, by its branch, Agência Large Corporate 3070, located in the city of São Paulo, State of São Paulo, at Av. Paulista, 1.2.30, 27º andar, Bela Vista, enrolled with CNPJ/MF under No. 00.000.000/1947-00, represented by its legal representatives in accordance with its bylaws.
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GUARANTOR - NEXTEL PARTICIPAÇÕES LTDA., limited liability company, headquartered at Avenida das Nações Unidas, 14.171, 26º andar, sala A, Condomínio Rochavera Corporate Towers, Crystal Tower, Vila Gertrudes, CEP 04794-000, in the city of São Paulo, State of São Paulo, enrolled with CNPJ/MF under No. 00.169.369/0001-22, herein represented by the Messrs. signed and qualified below.
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WHEREAS, On October 31, 2012, the ISSUER issued in favor of the CREDITOR (jointly, the "Parties”), the Bank Credit Bill No. 307.001.181 in the principal value of R$400,000,000.00 (four hundred million Brazilian Reais) (the “Bill”);

WHEREAS, on February 13, 2015, the ISSUER and the CREDITOR executed the first amendment to the Bill changing, among other conditions the interest rate incident over the outstanding balances verified in the Loan Account and including additional collateral and personal security to the fulfillment of obligations contained therein (“First Amendment”);

WHEREAS, on June 25, 2015, the ISSUER and the CREDITOR executed the second amendment to the Bill altering, among other conditions, the payment method and the interest rate focusing over the outstanding balances (“Second Amendment");

WHEREAS, on February 24, 2017, the ISSUER and the CREDITOR executed the third amendment to the Bill changing, among other conditions, the payment method over the outstanding balances (“Third Amendment”);

WHEREAS, on July 28, 2017, the ISSUER and the CREDITOR executed the fourth amendment to the Bill changing, among other conditions, the payment method over the outstanding balances (“Fourth Amendment"); and

WHEREAS the ISSUER and the CREDITOR intend to amend the CCB in order to change payment conditions, obligations and guarantees of the Bill;

The Parties DECIDE to amend the CCB through this Fifth Amendment to the Bill ("Fifth Amendment” and, jointly with the First Amendment, Second Amendment, Third Amendment, Fourth Amendment and the Bill, the "CCB”), through the following clauses and conditions.

CLAUSE ONE - PAYMENT METHOD AND SUBSTITUTION OF THE PAYMENT SCHEDULE - The Parties decide to change the payment deadline of the installments of Principal, in the value of BRL 45,287,456.65 (forty-five million, two hundred and eighty-seven million, four hundred fifty-six Brazilian Reais and sixty-five cents), due on October 31, 2017, R$ 10,692,724.17 (ten million, six hundred and ninety-two thousand, seven hundred and twenty-four Brazilian Reais and seventeen cents), due on December 1st, 2017 and BRL 10,692,724.17 (ten million, six hundred and ninety-two thousand, six hundred and twenty-four Brazilian Reais and seventeen cents), due on December 31, 2017, which payments will be diluted in installments with maturity from January 31, 2018, noting that the payment schedule contained in Annex I of CCB will become effective, from this date, in the form contained in Annex A of this Fifth Amendment.

CLAUSE TWO - CONSTITUTION OF ADDITIONAL GUARANTEES - In return for the extension of the installments of main value under the terms of Clause One above and the form of ensuring the fulfillment of Guaranteed Obligations, in complement to the fiduciary assignment of bill credit rights already constituted according to the First Amendment, the Parties agree to cumulatively constitute, on this date, the following guarantees (jointly, the “Additional Guarantees”):

a)
Fiduciary Assignment of Receivables, Rights and Bank Accounts, under the terms of the Deed of Assignment of Receivables and Collateral Account executed and delivered on this date between ISSUER, CREDITOR, CAIXA ECONÔMICA FEDERAL ("CAIXA"), CHINA DEVELOPMENT BANK ("CDB") and Planner Trustee DTVM Ltda. (“Planner”) (“Deed of Assignment of Receivables”);

b)
Fiduciary Assignment of Assets and Equipments, under the terms of the Asset Fiduciary Assignment Agreement executed and delivered, on this date, between the ISSUER, CREDITOR and CAIXA ("Chattel Mortgage Agreement”); and

c)
Accounts Management, under the terms of the Bank Accounts Management Service Agreement, executed and delivered on this date between ISSUER, CREDITOR, CAIXA, CDB and Planner (“Bank Account Management Agreement”).

First Paragraph - The improvement of the Additional Guarantees must be proven by the ISSUER to the CREDITOR in the form and within the periods provided in the Deed of Assignment of Receivables, the Fiduciary Assignment of Assets and Bank Account Management Agreement, as appropriate.

Second Paragraph - The Deed of Assignment of Receivables, the Fiduciary Assignment of Assets and the Bank Account Management Agreement, under the terms of Clause Two hereof, are defined as “Guarantee Agreements” and start to integrate, on this date, for all purpose, the list of real securities of CCB, guaranteeing the fulfillment of Guaranteed Obligations, without necessity of any other formalities and/or notifications, starting, thus, to integrate the CCB for all purposes, being an inseparable part of this credit title.

Third Paragraph - The default of any obligation provided under the scope of the Guarantee Agreements, whether pecuniary or not, will constitute an event of acceleration case of the CCB (“Event of Acceleration”), without prejudice to the cure period of 1 (one) business day for pecuniary obligations and 30 (thirty) days counted from the communication sent to it by the CREDITOR regarding the fact, for non-pecuniary obligations, except as other healing period or method is provided in the Guarantee Agreements, which, in this case, will prevail over the healing deadlines and methods provided in the CCB, under the terms of Clause Ten of CCB.

CLAUSE THREE - REGISTRATION - The ISSUER will register in the Notary of Deeds and Documents of the Judicial District of São Paulo, Capital, the Fifth Amendment, and it must deliver to the CREDITOR a signed copy registered within the period of 20 (twenty) days, counted from this date. The expenses related to the referred registration will be supported by the ISSUER, which, hereby authorizes the debit of the respective values in its deposit account No. 5567-0, kept at the CREDITOR'S branch 3070-8.

Therefore, the CREDITOR, ISSUER and GUARANTOR declare that they have no intention to novate, ratify the CCB amended herein in all its terms, clauses and conditions not expressly altered herein, including with regard to the collateral or personal security constituted in the First Amendment, which is integrated to the former, forming a sole and indivisible whole for all purposes of law.

This instrument is issued in 3 (three) counterparts of equal content.

São Paulo (SP), October 31, 2017.

CREDITOR
BANCO DO BRASIL S.A.
Branch Large Corporate 3070 (SP)

Signature________________________________________Initials_________

Signature________________________________________Initials_________

ISSUER:
NEXTEL TELECOMUNICAÇÕES LTDA
CNPJ/MF: 66.970.229/0001-67

__________ Initial	_____________________ Name: Occupation: Marital Status: Nationality: Resident at: ID No. CPF/MF No.	__________ Initial	_____________________ Name: Occupation: Marital Status: Nationality: Resident at: ID No. CPF/MF No.

GUARANTOR:
NEXTEL PARTICIPAÇÕES LTDA
CNPJ/MF: 00.169.369/0001-22

__________ Initials	_____________________ Name: Occupation: Marital Status: Nationality: Resident at: ID No. CPF/MF No.	__________ Initials	_____________________ Name: Occupation: Marital Status: Nationality: Resident at: ID No. CPF/MF No.

ANNEX A

ANNEX I OF CCB
NEW SCHEDULE OF PAYMENTS

BANCO DO BRASIL
	MONTH	DAY	PAYMENT	PRINCIPAL BALANCE
2016				R$ 400,000,000.00
	June	30	R$ 9,259,402.30	R$ 390,740,597.70
	July	31	R$ 9,259,402.30	R$ 381,481,195.40
	August	31	R$ 9,259,402.30	R$ 372,221,793.10
	September	30	R$ 9,259,402.30	R$ 362,962,390.80
	October	31	R$ 9,259,402.30	R$ 353,702,988.50
	November	30	R$ 9,259,402.30	R$ 344,443,586.20
	December	31	R$ 9,259,402.30	R$ 335,184,183.90
2017	January	31	R$ 9,259,402.30	R$ 325,924,781.60
	March	01	R$ 9,259,402.30	R$ 316,665,379.30
	August	16	R$ 28,787,761.75	R$ 287,877,617.55
2018	January	31	R$ 13.238.354,62	R$ 274,639,262.93
	March	01	R$ 13,238,354.62	R$ 261,400,908.31
	March	31	R$ 13,238,354,62	R$ 248,162,553.69
	May	01	R$ 13,238,354.62	R$ 234,924,199.07
	May	31	R$ 13.238.354,62	R$ 221.685.844,45
	July	01	R$ 13,238,354.62	R$ 208,447,489.83
	July	31	R$ 13,238,354.62	R$ 195,209,135.21
	August	31	R$ 13,238,354.62	R$ 181,970,780.59
	October	01	R$ 13,238,354.62	R$ 168,732,425.97
	October	31	R$ 13,238,354.62	R$ 155,494,071.35
	December	01	R$ 13,238,354.62	R$ 142,255,716.73
	December	31	R$ 13,238,354.62	R$ 129,017,362.11
2019	January	31	R$ 13,238,354.62	R$ 115,779,007.49
	March	01	R$ 13.238.354,62	R$ 102.540.652,87
	March	31	R$ 13,238,354.62	R$ 89,302,298.25
	May	01	R$ 13,238,354.62	R$ 76,063,943.63
	May	31	R$ 13.238.354,62	R$ 62.825.589,01
	July	01	R$ 13,238,354.62	R$ 49,587,234.39
	July	31	R$ 13,238,354.62	R$ 36,348,879.77
	August	31	R$ 13,238,354.62	R$ 23,110,525.15
	October	01	R$ 13,238,354.62	R$ 9,872,170.53
	October	31	R$ 9,872,170.53	R$ 0.00